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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-49666                  75-2926439
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(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)        Identification Number)

  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code:(86)22-8213-7658

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         On November 14, 2006, Tiens Biotech Group (USA), Inc. (the "Company") issued a press release reporting the Company's financial results for the three months and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.
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    Exhibit Number  Description
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    99.1            Press release, dated November 14, 2006, reporting the
                    Company's financial results for the three months and nine months ended September 30, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TIENS BIOTECH GROUP (USA), INC.


Date:  November 14, 2006              By:     /s/ Jinyuan Li
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                                      Name:   Jinyuan Li
                                      Title:  Chairman, Chief Executive Officer
                                              and President

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Exhibits.
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Exhibit Number                           Description
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99.1            Press release, dated November 14, 2006, reporting the Company's financial results for the three months and nine months ended September 30, 2006.

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